PRC LEGAL OPINION

On Relative Legal Issues Concerning the Target Company
Hubei Minkang Pharmaceutical Co., Ltd.

Dacheng (FY) ZI [2011] July 21

www.dachenglaw.com

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PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

PRC LEGAL OPINION
On Several Relative Legal Issues Concerning the Target Company

To: Hubei Minkang Pharmaceutical Ltd. (the “Client”)

Target Company: Hubei Minkang Pharmaceutical Co., Ltd (“Hubei PRC” or the “Target Company”)

Transaction Counterparty: HBMK Pharmaceutical Limited (“HBMK”)

Subject: PRC Legal Opinion on Relative Legal Issues Concerning the Target Company

Dear Sir or Madam:

Upon the formal engagement, we have conducted due diligence investigation on the Target Company for the purpose of your Share Exchange transactions and herewith submit this PRC Legal Opinion, basing on the said investigation, according to the provisions by Company Law of the People’s Republic of China (PRC Company Law) and other relative laws and regulations (collectively, PRC Laws), and conforming those professional standard, morality, and virtue of diligence that are widely recognized in the legal service.

Where we state:

1.	The PRC Legal Opinion is formulated based on the facts that happened or have been existed before the issuance date of the said PRC Legal Opinion, and by citing the prevailing PRC Laws.

PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

2.
During our performance, we have been assured by the Target Company that the original documentations, duplicates, and testimonies being provided to us, which we consider necessary for us to formulate opinions, are true, genuine, integral, and valid, without concealment, false, and material omissions.

3.
For those facts, which are essential to our opinions and could not be supported by independent evidence, we shall rely upon verification documents issued by relative authorities, committed by the Target Company, or testified by relative organs.

Main Text:

We opine as follows:

One, Registered Capital and Paid-in Capital of the Target Company

From our inspection, the registered capital, as well as the paid-in capital of the Target Company, is US Dollar 3,620,000.00, at the date of the issuance of this PRC Legal Opinion.

Two, the Legality and Effectiveness of the Said Capitals

In our investigation, we found that the said registered capital, upon the establishment and during the registration change, has been written on the Articles of Association of the Target Company, duly approved by China Commerce Authority in charge of the foreign investment, registered and recorded-in by Industry and Commerce Administration Bureau. The payment of the paid-in capital has been tested by Capital Inspection Report submitted by Chinese qualified accountant firms and recorded by Industry and Commerce Administration Bureau.

PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

Therefore, we confirm that the said registered capital and paid-in capital, upon the date of the issuance of this PRC Legal Opinion are legal and effective, satisfying the provisions of the PRC Laws.

Three, the Shareholder of the Target Company

From our inspection, the shareholder of the Target Company is HBMK Pharmaceutical Limited, a company registered in BVI on June 29, 2010 as a commercial company with registration number 1591383 and registered office address P. O. Box 957 Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. HBMK is the sole shareholder and holds 100% shares of the Target Company, upon the issuance date of this Legal Opinion.

Four, the Effective Continuity and Existence of the Target Company

The Target Company was legally established and is in effective continuity and existence.

From our inspection, the Target Company is a company with limited liability, established according to PRC Company Law, holding Enterprises Business License (registered number 420500400000469, duration of operation from December 18, 2003 to December 17, 2053) issued by Yichang Industry and Commerce Administration Bureau, Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People's Republic of China (approval Ref. number: Shang Wai Zi E Shen Zi [2003] No. 4509, approval date December 11, 2003, duration of operation 50 years) issued by Yichang Commerce Bureau, Enterprise Code Certificate (numbered 75700395-9, validity period from June 25, 2008 to November 22, 2011, renewable upon application) issued by Yichang Quality and Technology Supervision Bureau, Taxation Registry Certificate (numbered E Guo Shui 420502757003959) issued by Yichang State Taxation Bureau and Yichang Local Taxation Bureau, and Financial Registry Certificate for Foreign Invested Enterprises (numbered 4205000024) issued by Yichang Financial Bureau; the Target Company has duly passed Annual Industry and Commerce Inspection.

PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

The Target Company is in effective continuity and existence upon the issuance date of this Legal Opinion.

Five, Organs Structure of the Target Company

From our inspection, the Target Company has structured, according to the PRC Company Law and the Articles of Association, the Board of Directors and management organs, which are in normal operation.

Six, the Business Scope, Operation Qualification and Capacity Certificates

6.1
According to its business scope written on the Enterprise Business License (registered number 420500400000469, duration of operation from December 18, 2003 to December 17, 2053) issued by Yichang Industry and Commerce Bureau, the Target Company is to operate within business scope as:

Produce and sell Chinese traditional and western and biological preparations (Valid to December 31, 2015), import and export products produced by its own and conduct other import and export business (except those forbidden or limited by the state), research and develop relative new products (within the permitted scope by the state), and prepare for the producing and selling of the material used medicine, cosmetics, and health product.

6.2
The Target Company has obtained the People’s Republic of China Medicine Production License (Ref. Number: E 20110016, valid to December 31, 2015) issued by Food and Drug Administration authority, capable to produce the medicines with the scope confirmed thereby.

PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

6.3
The Target Company has obtained the People’s Republic of China Medicine GMP Certificates (3 pieces: Certificate No. L5214, valid from March 15, 2010 to March 14, 2015; Certificate No. J0352, valid from January 6, 2009 to January 5, 2014; Certificate No. K0441, valid from January 6, 2010 to January 5, 2015) issued by Food and Drug Administration, capable to produce the medicines with the scope confirmed thereby.

6.4
The Target Company has obtained the People’s Republic of China Medicine Registration Certificate and Medicine Registration Approval Paper issued by Food and Drug Administration, capable to produce the medicines with the scope confirmed thereby.

6.5
The Target Company has obtained the People’s Republic of China Medicine Selling Certificate (4 pieces: Certificate No. 2011-017-1, issued on March 31, 2011 with two years validity; Certificate No. 2011-017-2, issued on March 31, 2011 with two years validity; Certificate No. 2011-017-3, issued on March 31, 2011 with two years validity; Certificate No. 2010-019, issued on June 25, 2010 with two years validity;) issued by Food and Drug Administration, capable to sell the medicines with the scope confirmed thereby.

6.6
The Target Company has obtained the People’s Republic of China Trade Mark Registration Certificate issued by National Industry and Commerce Administration Bureau, and Minkang Trade Mark Registration Certificate issued by the United States of America (U.S. Registration Number: 2883901, issued on September 14, 2004), qualified to use relative trade marks.

6.7
The Target Company has obtained Certificates of Design Patent (5 pieces: Patent No. ZL2004 3 0014900.9, issued on March 9, 2005; Patent No. ZL2009 3 0312937.6, issued on July 28, 2010; Patent No. ZL2009 3 0312777.1, issued on June 30, 2010; Patent No. ZL2009 3 0312738.1, issued on June 30, 2010; Patent No. ZL2009 3 0312778.6, issued on June 30, 2010;) and an Invention  Patent Granting Notification (Patent No. 201010163142.1, issued on May 19, 2011)  all issued by Patent Bureau of IP Bureau of the Peoples' Republic of China; the Target Company is qualified to use relative patents.

PRC Legal Opinion-Hubei Minkang Pharmaceutical Co., Ltd.

6.8
The Target Company has obtained relative State Land Use Certificates and House Ownership Certificates issued by relative administration authority, having the ownerships or use rights over the concerned assets.

Therefore, we confirm, the Target Company has the necessary capacity, authorization, qualification, and relative licenses and administration certificates, so that the Target Company has the ownership or use rights over its relative assets and is capable to operate within the said business scopes as the Business Licenses and relative certificates provide.

Dacheng Law Offices LLP (Wuhan)

Jihong Chen attorney	/s/ Jihong Chen

Ketao Liu attorney	/s/ Ketao Liu

Issuance date: July 21, 2011.